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                         SUPPLEMENT DATED JULY 24, 2001
                         TO PROSPECTUS DATED MAY 1, 2001

                   ANNUICHOICE SINGLE PREMIUM VARIABLE ANNUITY
                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY

Effective July 31, 2001, the name of the Janus Aspen Series Equity Income Portfolio will be changed to the Janus Aspen Series Core Equity Portfolio. All references in the prospectus to the to the Janus Aspen Series Equity Income Portfolio should be read as the Janus Aspen Series Core Equity Portfolio.

The investment objective of the Janus Aspen Series Core Equity Portfolio will be long-term growth of capital. Under normal circumstances, Janus Aspen Series Core Equity Portfolio will invest at least 80% of its net assets in equity securities. The Portfolio will be able to invest in companies of any size.

You should consider if the Portfolio remains an appropriate investment for you in light of these changes.